UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7740
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
C/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 725-6666
Date of fiscal year end: July 31
Date of reporting period: July 31, 2005
ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

EXPERIENCE	Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

   ANNUAL REPORT

JULY 31, 2005

 INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

What’s

Inside

Letter from the Chairman	1
Manager Overview	4
Fund at a Glance	9
Schedule of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Board Approval of Management Agreement	30
Additional Information	35
Annual Chief Executive Officer and Chief Financial Officer Certification	40
Dividend Reinvestment Plan	41
Important Tax Information	42

Letter from the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,
The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by 0.25% to 3.50%.
During the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the federal funds rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Index[v] returned 6.35% and 4.79%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.
The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.
Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment advisory contract with the manager. Therefore, the Fund’s Board has approved a new investment advisory contract between the Fund and the adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, open-end funds’ responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.
Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

2     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

August 25, 2005

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      3

Manager Overview

Special Shareholder Notice — Benchmark

Effective January 1, 2005, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. changed its benchmark to the JPMorgan Emerging Market Bond Index Global from its previous benchmark, the JPMorgan Emerging Market Bond Index Plusvi. In the opinion of the investment manager, the JPMorgan Emerging Market Bond Index Globalvii will provide a more effective benchmark index for the fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

Performance Review

For the 12-months ended July 31, 2005, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. returned 10.15%, based on its New York Stock Exchange (“NYSE”) market price and 17.28% based on its net asset value (“NAV”)viii per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup Mortgage Securities Index,ix the JPMorgan Emerging Markets Bond Index Global and the Fund’s previous benchmark, the JPMorgan Emerging Markets Bond Index Plus returned 4.83%, 16.41% and 17.48%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averagex increased 11.98% over the same time frame. Please note that Lipper performance returns are based on a fund’s NAV.
   During the 12-month period, the Fund made distributions to shareholders totaling $0.881 per share. On August 15, 2005, the Fund announced a distribution of $0.0630 per common share for the months of September, October and November 2005, down from the $0.0730 monthly distribution maintained since the Fund’s inception in 1993. The Fund is decreasing distributions as a result of portfolio repositioning, including reducing overall duration and increasing average credit quality, to reduce overall risk in anticipation of the 2008 termination date. The performance table shows the Fund’s 30-day SEC yield and the 12-month total return based on its NAV and market price as of July 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Fund Performance as of July 31, 2005 (unaudited)

		12-Month
	30-Day	Total
Price Per Share	SEC Yield	Return

$11.47 (NAV)	9.01%	17.28%

$11.22 (NYSE)	9.21%	10.15%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary. Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of July 31, 2005 and are subject to change.

4     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Investment Grade Market Review

During the 12 months ended July 31, 2005, markets were primarily driven by Fed activity, employment and inflation data. The Fed’s nine “measured” 25-basis-point hikes during the period brought the federal funds rate from 1.00% to 3.25% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” long-term bond yields did not begin to rise and, in fact, continued to decline. Ten-year yields visited levels well below 4.00% during the 12 months before leveling approximately 20 basis points lower by the end of the period of this report. This sharp rise in short yields and continued decline in long yields resulted in the extensive yield curve flattening seen during this period.
   As the market fully expected each 25-basis-point hike in the federal funds rate during the reporting period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — caused investors to spend much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”
   Slowing global growth, rising inflation and surging oil prices (which rose approximately 44% during the 12 months) undoubtedly restrained economic activity during the period, with GDP declining year-over-year from first quarter 2004’s 4.5% pace to 3.8% growth in first quarter 2005. GDP growth also slowed in the second quarter of 2005, declining slightly year-over-year to 3.4% from 3.5% in second quarter 2004. Fears of slowing global growth and increasing inflation drove markets, particularly in the second half of the reporting period.
   Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month-to-month. Unemployment fell through the period of this report, declining from 5.5% in July 2004 to 5.0% in July 2005. Industrial production and retail sales remained positive through the reporting period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively. In addition, core inflation rates — which picked up markedly in the first three months of the year — moderated in the second quarter. The core PCE deflator,xi which is the Fed’s preferred measure of inflation, remained at 2.2% year-over-year in the latest June reading.
   Over the 12 months ended July 31, 2005, commercial mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including asset-backed securities (“ABS”), U.S. credit, mortgage-backed securities and U.S. Agency debentures. ABS and U.S. credit securities were the second and third best performers during the period. All Treasuries finished the 12-month period in positive territory, with longer-term U.S. Treasuries outperforming U.S. Treasury bills and notes as

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      5

the Treasury curve flattened during the period. (All asset class returns are represented by their respective sub-sector of the Lehman Brothers Aggregate Bond Index.)

Emerging Markets Debt Review

Emerging markets debt returned 16.41% during the 12 months ended July 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global. Strong country fundamentals and market technicals offset the downward pressure exerted by increases in the fed funds rate throughout the period of this report and credit contagion from the auto sector that occurred during volatile Spring 2005. Continued progress on political and economic reform in many emerging countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months covered by this report.
   Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April, as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.
   Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign debt declined slightly near the end of the period covered by this report, emerging markets proved relatively resilient in the face of the early July terrorist bombings in London, continued political noise in key emerging countries and the sell-off in U.S. Treasuries during the month.
   Spreads tightened 177 basis pointsxii during the 12-month period ended July 31, 2005, closing at 276 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at 4.82%,xiii substantially below long-term, historical levels of approximately 16%.

Factors Influencing Fund Performance

During the period, we benefited from our strategic allocation to mortgage-backed securities and from the defensive positioning of the portfolio. For most of the period, we reduced overall duration versus the unmanaged mortgage benchmark, the Citigroup Mortgage Securities Index, as we reduced overall risk in advance of the 2008 termination date of the Fund. Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates. A shorter duration helps cushion price

6     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

declines in the event of rising rates. We continue to believe that our current allocation to mortgage-backed securities will provide diversification and stability. Although, diversification does not assure against market loss.
   Performance in the emerging markets debt portion of the Fund was driven primarily by macroeconomic and market factors during the 12 months, as outlined in the market overview section above. That said, individual country events began to re-emerge as drivers of performance near the end of the period, particularly in Ecuador, Argentina, Brazil and Turkey. Our overweight positions in Venezuela and Brazil and our underweight in Mexico positively contributed to overall performance during the period. Our overweight to Poland and underweight to Russia detracted from performance relative to the unmanaged benchmark. The use of leverage positively contributed to the Fund’s performance during the period of this report.

Looking for Additional Information?

The Fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBGX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.
   In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.
   Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby President	Roger M. Lavan Executive Vice President	Thomas K. Flanagan Executive Vice President

August 25, 2005

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      7

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2005 were: Mortgage-Backed Securities (80.7%), Sovereign Bonds (65.6%), Collateralized Mortgage Obligations (8.6%), Municipal Bonds (8.4%) and Warrants (2.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’lvoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages.

[x]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category, and excluding sales charges.

xi	The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It’s derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

xii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

xiii	Source: JPMorgan Chase.

8     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Fund at a Glance (unaudited)

Investment Breakdown

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      9

Schedule of Investments July 31, 2005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

Mortgage-Backed Securities — 80.7%
FHLMC — 24.3%
	FHLMC Gold:
$964,078	7.000% due 10/1/17-11/1/32	$1,013,136
20,000,000	5.000% due 8/1/35 (a)(b)	19,687,500
74,000,000	6.000% due 8/1/35 (a)(b)	75,595,588

		96,296,224

FNMA — 56.4%
	FNMA:
120,000,000	5.000% due 8/1/35 (a)(b)	118,200,000
35,000,000	5.500% due 8/1/35 (a)(b)	35,185,920
43,000,000	6.000% due 8/1/35 (a)(b)	43,940,625
25,000,000	6.500% due 8/1/35 (a)(b)	25,867,200

		223,193,745

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $320,973,533)	319,489,969

Collateralized Mortgage Obligations — 8.6%
	FHLMC:
4,678,920	Series 2572, Class LI, PAC-1 IO, 5.500% due 5/15/22	191,220
	Series 2591,
7,576,846	Class LI, PAC-1 IO, 5.500% due 4/15/21	372,708
19,463,719	Class PI, PAC-1 IO, 5.500% due 2/15/30 (c)(d)	2,930,609
13,793,688	Series 2594, Class IO, PAC IO, 5.000% due 3/15/14	920,530
11,718,818	Series 2595, Class WT, PAC IO, 5.500% due 9/15/22	969,609
15,659,745	Series 2603, Class LI, PAC-1 IO, 5.500% due 9/15/28 (c)(d)	1,549,427
	Series 2617,
9,930,915	Class IB, PAC IO, 4.500% due 8/15/12	740,151
5,497,906	Class IE, PAC IO, 4.500% due 5/15/15 (c)(d)	841,754
5,681,787	Class TI, PAC IO, 4.500% due 6/15/09	119,648
12,659,676	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (c)(d)	2,184,573
3,593,247	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22	551,074
29,473,700	Series 2644, Class IB, PAC-1 IO, 5.000% due 10/15/15	678,573
15,900,951	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26 (c)(d)	1,668,231
10,463,000	Series 2664, Class UA, PAC IO, 5.500% due 7/15/17	434,566
16,918,042	Series 2686, Class WI, PAC-1 IO, 5.500% due 10/15/16	593,252
6,890,512	Series 2687, Class IA, PAC IO, 5.500% due 9/15/22	449,760
10,261,957	Series 2742, Class IL, PAC IO, 5.000% due 9/15/12	589,066

See Notes to Financial Statements.

10     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Schedule of Investments (continued) July 31, 2005

Face
Amount	Security	Value

Collateralized Mortgage Obligations — 8.6% (continued)
	FNMA:
$27,881,757	Series 2003-122, Class IB, IO, 5.000% due 5/25/16 (c)(d)	$2,120,318
3,769,529	Series 2003-54, Class TI, IO, 4.500% due 5/25/09	75,057
15,749,466	Series 2003-90, Class UC, IO, 5.500% due 8/25/22 (c)(d)	1,016,797
10,061,555	Series 2004-31, Class IC, IO, 4.500% due 1/25/14 (c)(d)	1,144,791
	Strip:
25,299,383	Series 332, Class 2, IO, 6.000% due 2/1/33 (c)(d)	5,129,258
18,376,227	Series 337, Class 2, IO, 5.000% due 6/1/33 (c)(d)	3,879,434
20,748,963	Series 352, Class 2, IO, 5.500% due 7/1/34 (c)(d)	4,480,302
	GNMA:
6,005,243	Series 2003-12, Class IN, PAC IO, 5.500% due 2/16/28	545,802
889,275	Series 2003-77, Class TI, PAC IO, 6.000% due 11/16/28	47,449

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,982,647)	34,223,959

Municipal Bonds (c)(d) — 8.4%
Pennsylvania — 1.2%
	Westmoreland County, PA, GO, Refunding, Series G, FGIC-Insured:
2,665,000	Zero coupon bond to yield 3.313% due 6/1/08	2,427,655
2,515,000	Zero coupon bond to yield 3.353% due 12/1/08	2,250,724

		4,678,379

Texas — 7.2%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Series A, Prior Lien, MBIA-Insured, zero coupon bond to yield 3.340% due 11/15/08	10,042,144
	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG-Insured:
1,845,000	Zero coupon bond to yield 3.305% due 2/15/08	1,697,363
2,705,000	Zero coupon bond to yield 3.446% due 2/15/09	2,396,468
5,470,000	Harris County, TX, GO, Series A, FGIC-Insured, zero coupon bond to yield 3.320% due 8/15/08	4,948,271
10,535,000	Texas State Public Finance Authority, Capital Appreciation Refunding, MBIA-Insured, zero coupon bond to yield 3.260% due 2/1/08	9,715,061

		28,799,307

	TOTAL MUNICIPAL BONDS (Cost — $31,352,586)	33,477,686

Sovereign Bonds — 65.6%
Argentina — 0.7%
2,964,888	Republic of Argentina, Discount Bonds, 8.280% due 12/31/33 (e)	2,869,271

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      11

Schedule of Investments (continued) July 31, 2005

Face
Amount	Security	Value

Sovereign Bonds — 65.6% (continued)
Brazil — 25.0%
	Federative Republic of Brazil:
$1,319,363	C Bonds, 8.000% due 4/15/14 (c)(d)	$1,338,724
63,150,000	Discount Bond, Series Z-L, 4.250% due 4/15/24 (c)(d)(f)	59,992,500
39,650,000	Par Bond, Series Z-L, 6.000% due 4/15/24 (c)(d)	37,766,625

		99,097,849

Colombia — 2.6%
	Republic of Colombia:
6,500,000	10.000% due 1/23/12 (c)(d)	7,475,000
2,100,000	Medium-Term Notes, 11.750% due 2/25/20 (c)(d)	2,735,250

		10,210,250

Malaysia — 0.4%
1,300,000	Federation of Malaysia, 8.750% due 6/1/09 (c)(d)	1,486,711

Mexico — 2.4%
	United Mexican States, Medium-Term Notes, Series A:
6,700,000	6.375% due 1/16/13 (c)(d)	7,100,325
2,250,000	7.500% due 4/8/33 (c)(d)	2,585,250

		9,685,575

Panama — 1.9%
6,200,000	Republic of Panama, 9.375% due 1/16/23 (c)(d)	7,719,000

Peru — 2.1%
	Republic of Peru:
2,350,000	9.125% due 2/21/12 (c)(d)	2,781,225
5,695,000	PDI, 5.000% due 3/7/17 (c)(d)(f)	5,527,709

		8,308,934

Philippines — 7.0%
28,500,000	Republic of the Philippines, Series B, 6.500% due 12/1/17 (c)(d)	27,716,250

Poland — 8.6%
	Republic of Poland:
16,380,000	Par Bond, step bond to yield 5.230% due 10/27/24 (c)(d)	15,540,525
19,000,000	Series RSTA, step bond to yield 6.087% due 10/27/24 (c)(d)	18,335,000

		33,875,525

Russia — 2.5%
	Russian Federation:
1,800,000	11.000% due 7/24/18 (g)	2,673,000
6,450,000	Step bond to yield 5.681% due 3/31/30 (g)	7,159,500

		9,832,500

See Notes to Financial Statements.

12     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Schedule of Investments (continued) July 31, 2005

Face
Amount	Security	Value

Sovereign Bonds — 65.6% (continued)
Turkey — 2.2%
	Republic of Turkey:
$4,950,000	11.500% due 1/23/12 (c)(d)	$6,317,438
2,350,000	8.000% due 2/14/34 (c)(d)	2,432,250

		8,749,688

Venezuela — 10.2%
	Bolivarian Republic of Venezuela, Par Bonds:
25,000,000	Series A, 6.750% due 3/31/20 (c)(d)	25,125,000
15,000,000	Series B, 6.750% due 3/31/20 (c)(d)	15,075,000

		40,200,000

	TOTAL SOVEREIGN BONDS (Cost — $211,085,802)	259,751,553

Rights

Rights (c)(d) — 0.9%
Mexico — 0.9%
	United Mexican States, Value Recovery Rights:
78,422,000	Series D	2,078,183
58,500,000	Series E	1,477,125

	TOTAL RIGHTS (Cost — $0)	3,555,308

Warrants

Warrant — 2.0%
Venezuela — 2.0%
328,650	Bolivarian Republic of Venezuela, Oil-linked payment obligations, expires 4/15/20 (c)(d) (Cost — $0)	7,887,600

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $594,394,568)	658,386,075

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      13

Schedule of Investments (continued) July 31, 2005

Face
Amount	Security	Value

Short-Term Investments — 13.9%
Repurchase Agreements (c)(d) — 13.2%
$2,243,000	Interest in $775,979,000 joint tri-party repurchase agreement dated 7/29/05 with Bank of America, 3.290% due 8/1/05, Proceeds at maturity — $2,243,615; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.250% due 8/10/05 to 11/5/12; Market value — $2,287,862)	$2,243,000
5,000,000	Interest in $665,885,000 joint tri-party repurchase agreement dated 7/29/05 with Deutsche Bank Securities, Inc., 3.290% due 8/1/05, Proceeds at maturity — $5,001,371; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.625% due 2/6/06 to 6/13/33; Market value — $5,100,009)	5,000,000
15,000,000	Interest in $675,460,000 joint tri-party repurchase agreement dated 7/29/05 with The Goldman Sachs Group, Inc., 3.300% due 8/1/05, Proceeds at maturity — $15,004,125; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 12.000% due 8/15/05 to 4/15/32; Market value — $15,300,032)	15,000,000
15,000,000	Interest in $666,706,000 joint tri-party repurchase agreement dated 7/29/05 with Merrill Lynch & Co., 3.290% due 8/1/05, Proceeds at maturity — $15,004,113; (Fully collateralized by U.S. Treasury Note, 3.500% due 11/15/09; Market value — $15,300,069)	15,000,000
15,000,000	Interest in $576,470,000 joint tri-party repurchase agreement dated 7/29/05 with Morgan Stanley, 3.300% due 8/1/05, Proceeds at maturity — $15,004,125; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.250% due 6/28/07 to 7/7/25; Market value — $15,304,364)	15,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $52,243,000)	52,243,000

See Notes to Financial Statements.

14     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Schedule of Investments (continued) July 31, 2005

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 0.7%
2,761,533	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $2,761,533)	$2,761,533

	TOTAL SHORT-TERM INVESTMENTS (Cost — $55,004,533)	55,004,533

	TOTAL INVESTMENTS — 180.2% (Cost — $649,399,101#)	713,390,608
	Liabilities in Excess of Other Assets — (80.2)%	(317,422,487)

	TOTAL NET ASSETS — 100.0%	$395,968,121

(a)	This security is traded on a “to-be-announced” basis.

(b)	All or a portion of this security is acquired under mortgage dollar roll agreement.

(c)	All or a portion of this security is segregated for open futures contracts.

(d)	Security is segregated as collateral for mortgage dollar rolls.

(e)	All or a portion of this security is on loan.

(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at July 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

C Bonds — Capitalization Bonds
FGIC — Financial Guaranty Insurance Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only
ISD — Independent School District
MBIA — Municipal Bond Investors Assurance Corporation
PAC — Planned Amortization Class
PDI — Past Due Interest
PSFG — Permanent School Fund Guaranty
RSTA — Revolving Short-Term Agreement

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      15

Statement of Assets and Liabilities (July 31, 2005)

ASSETS:
Investments, at value (Cost — $597,156,101)	$661,147,608
Repurchase Agreements, at value (Cost — $52,243,000)	52,243,000
Cash	842
Interest receivable	5,578,448
Deposits with brokers for open futures contracts	223,500
Receivable from broker — variation margin on open futures contracts	170,781
Prepaid expenses	13,960

Total Assets	719,378,139

LIABILITIES:
Payable for securities purchased	320,103,212
Payable for loaned securities collateral (Notes 1 and 3)	2,761,533
Investment advisory fee payable	202,211
Deferred dollar roll income	125,446
Administration fee payable	47,436
Directors’ fees payable	4,608
Accrued expenses	165,572

Total Liabilities	323,410,018

Total Net Assets	$395,968,121

NET ASSETS:
Par value ($0.001 par value; 34,510,639 shares issued and outstanding; 200,000,000 shares authorized)	$34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	11,021,861
Accumulated net realized gain on investments	2,498,339
Net unrealized appreciation on investments and futures contracts	64,308,755

Total Net Assets	$395,968,121

Shares Outstanding	34,510,639

Net Asset Value	$11.47

See Notes to Financial Statements.

16     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Statement of Operations For the year ended July 31, 2005

INVESTMENT INCOME:
Interest	$28,119,265
Dividends	1,564,702
Income from securities lending	12,167

Total Investment Income	29,696,134

EXPENSES:
Investment advisory fee (Note 2)	2,318,367
Administration fees (Note 2)	545,493
Shareholder reports	124,915
Custody	102,668
Directors’ fees	64,837
Legal fees	49,486
Audit and tax	45,218
Transfer agent fees	34,516
Stock exchange listing fees	23,429
Miscellaneous expenses	10,735

Total Expenses	3,319,664

Net Investment Income	26,376,470

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	7,571,811

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	27,145,498
Futures contracts	317,248

Change in Net Unrealized Appreciation/ Depreciation	27,462,746

Net Gain on Investments and Futures Contracts	35,034,557

Increase in Net Assets From Operations	$61,411,027

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      17

Statement of Changes in Net Assets (For the years ended July 31,)

	2005	2004

OPERATIONS:
Net investment income	$26,376,470	$25,075,550
Net realized gain	7,571,811	14,577,023
Change in net unrealized appreciation/depreciation	27,462,746	3,788,117

Increase in Net Assets From Operations	61,411,027	43,440,690

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,673,490)	(25,192,766)
Net realized gains	(7,730,383)	(5,038,553)

Decrease in Net Assets From Distributions to Shareholders	(30,403,873)	(30,231,319)

Increase in Net Assets	31,007,154	13,209,371
NET ASSETS:
Beginning of year	364,960,967	351,751,596

End of year*	$395,968,121	$364,960,967

* Includes undistributed net investment income of:	$11,021,861	$7,278,810

See Notes to Financial Statements.

18     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Financial Highlights

For a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:

	2005		2004		2003	2002	2001

Net Asset Value, Beginning of Year	$10.58		$10.19		$9.06	$9.55	$9.75

Income (Loss) From Operations:
Net investment income	0.76		0.73		0.72	0.91	1.07
Net realized and unrealized gain (loss)	1.01		0.54		1.29	(0.39)	(0.28)

Total Income From Operations	1.77		1.27		2.01	0.52	0.79

Less Distributions From:
Net investment income	(0.66)		(0.73)		(0.88)	(1.01)	(0.99)
Net realized gains	(0.22)		(0.15)		—	—	—

Total Distributions	(0.88)		(0.88)		(0.88)	(1.01)	(0.99)

Net Asset Value, End of Year	$11.47		$10.58		$10.19	$9.06	$9.55

Market Price, End of Year	$11.22		$11.01		$10.41	$10.18	$9.80

Total Return, Based on Market Price(1)	10.15%		14.50%		11.10%	14.66%	20.64%

Total Return, Based on NAV(1)	17.28%		12.75%		22.74%	5.43%	8.34%

Net Assets, End of Year (millions)	$396		$365		$352	$313	$330

Ratios to Average Net Assets:
Expenses	0.86%		0.87%		0.89%	0.85%	0.84%
Net investment income	6.83%		6.84%		7.17%	9.44%	10.96%
Portfolio turnover rate	102	% (2)	62	% (2)	24%	23%	15%
Total mortgage dollar rolls outstanding, end of year (millions)	$320		$290		$357	$240	$275

(1)	For purposes of this calculation, distributions, including returns of capital, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 580% and 613% for the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.
   The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At July 31, 2005, a significant portion of the Fund’s investments were in sovereign debt of emerging market countries. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.
   The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

20     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Notes to Financial Statements (continued)

   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
   The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.
   (e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      21

Notes to Financial Statements (continued)

Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   (f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.
   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   Interest only securities entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of July 31, 2005.
   (h) Other Risk. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the

22     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Notes to Financial Statements (continued)

indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

   (i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed
	Net Investment	Accumulated Net
	Income	Realized Gain

(a)	$40,071	$(40,071)

(a)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBAM an investment advisory fee calculated at the annual rate of 0.60% of the Fund’s average weekly net assets. SBAM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.15% of the Fund’s average weekly net assets up to $250 million and 0.125% of the Fund’s average weekly net assets in excess of $250 million for its services. Prior to November 1, 2004, Prudential Investments LLC served as the Fund’s Sub-Administrator (“Sub-administrator”). For these services, the Administrator paid the Sub-administrator 80% of the fees it collected.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      23

Notes to Financial Statements (continued)

   Certain officers and one director of the Fund are employees of SBAM and do not receive compensation from the Fund.

3.	Investments

During the year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

		U.S. Government
	Investments	and Agency Obligations

Purchases	$47,387,992	$648,990,513

Sales	$26,316,046	$598,870,677

   At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,999,855
Gross unrealized depreciation	(4,008,348)

Net unrealized appreciation	$63,991,507

   At July 31, 2005, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell:	Contracts	Date	Value	Value	Gain

U.S. Treasury 10 Year Note	220	9/05	$24,546,391	$24,416,563	$129,828
U.S. Treasury 2 Year Note	130	9/05	27,030,389	26,842,969	187,420

Net Unrealized Gain on Open Futures Contracts					$317,248

   The average monthly balance of dollar rolls outstanding for the Fund during the year ended July 31, 2005 was approximately $297,171,401. For the year ended July 31, 2005, the Fund recorded interest income of $6,170,951 related to such transactions. At July 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $319,962,348. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at July 31, 2005 included First Clearing Corp. ($45,802,604), JPMorgan Chase & Co. ($53,269,792), Merrill Lynch, Pierce, Fenner & Smith Inc. ($59,502,083) and Lehman Brothers Inc. ($116,218,403).
   At July 31, 2005, the Fund loaned securities with a market value of $2,706,558. The Fund received cash collateral amounting to $2,761,533 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

24     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Notes to Financial Statements (continued)

4.	Distributions Subsequent to July 31, 2005

On May 4, 2005, the Fund’s Board declared distributions $0.073 per common share payable on August 26, 2005, to shareholders of record on August 16, 2005. In addition, on July 25, 2005, the Fund’s Board declared three distributions of $0.063 per common share payable on September 30, 2005, October 28, 2005 and November 25, 2005 to shareholders of record on September 13, 2005, October 18, 2005 and November 15, 2005, respectively.

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2005	2004

Distributions paid from:
Ordinary income	$27,706,891	$25,192,766
Net Long-term Capital Gains	2,696,982	5,038,553

Total Taxable Distributions	$30,403,873	$30,231,319

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,177,545
Undistributed long-term capital gains — net	599,667

Total undistributed earnings	$5,777,212
Other book/tax temporary differences(a)	7,742,988
Unrealized appreciation/(depreciation)	64,308,755

Total accumulated earnings/(losses) — net	$77,828,955

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post October capital losses for tax purposes and the Fund’s retention of tax-exempt income.

6.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent,

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      25

Notes to Financial Statements (continued)

had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

   The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.
   At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.
   The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

26     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Notes to Financial Statements (continued)

7.	Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending July 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.
   The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

8.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).
   As part of this transaction, SBAM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.
   The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.
   Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment advisory contract with the manager. Therefore, the Fund’s Board has approved a new investment advisory contract between the Fund and the adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the fund for their approval.

9.	Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Salomon Brothers Asset Management Inc (“SBAM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:
   On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      27

Notes to Financial Statements (continued)

is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

   Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.
   The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

28     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) as of July 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated September 22, 2004, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

   We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. as of July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 23, 2005

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      29

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.
   At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund, including the Fund. This Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement” and “Contractual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Fund has separate agreements in place.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s

30     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management Agreement (unaudited) (continued)

knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.
The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers.
The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end non-leveraged funds classified as “global income funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median. Based on their review, which included consideration of all of the factors noted

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      31

Board Approval of Management Agreement (unaudited) (continued)

above, and recognizing the limited number of funds in the Performance Universe, the Board concluded that the investment performance of the Fund has been satisfactory over time.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.
The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 6 closed-end non-leveraged funds (including the Fund) classified as “global income funds” by Lipper, showed that the Fund’s Contractual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was lower than the median, and recognizing the limited number of funds in the Expense Group, concluded that the expense ratio of the Fund was accepted in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.
Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.
The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

32     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.
   The Board noted that the Fund’s asset level exceeded the breakpoint in the fees payable pursuant to the Management Agreement and, as a result, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the Board determined that economies of scale were passed on to shareholders in the form the current breakpoint to the Management Fee. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.
   Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.
   In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      33

Board Approval of Management Agreement (unaudited) (continued)

Conclusion

No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreement and, prior to voting, discussed the proposed continuance of the Management Agreement in a private session with such counsel at which no representatives of the Manager were present.

34     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
	Held with	Time	During Past Five	(including	Memberships Held
Name, Address and Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class II	Since 2001	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Audit and Nominating Committees, Class II	Since 2003	President, W R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      35

Additional Information (unaudited) (continued)

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
	Held with	Time	During Past Five	(including	Memberships Held
Name, Address and Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy Packard Avenue Medford, MA 02155 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Flecher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Director:
R. Jay Gerken(2) Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Director and Chairman, Class II	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	185	None

36     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
	Held with	Time	During Past Five	(including	Memberships Held
Name, Address and Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	President Executive Vice President	Since 2002 1993- 2002	Managing Director of CGM and Salomon Brothers Asset Management Inc. (“SBAM”)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      37

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
	Held with	Time	During Past Five	(including	Memberships Held
Name, Address and Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

James E. Craige, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1996	Managing Director of CGM and SBAM (Since December 1998); Director of CGM and SBAM (Since January 1998) and Vice President of CGM and SBAM (Since January 1996)	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1994	Managing Director of CGM and SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1996	Managing Director of CGM and SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

38     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
	Held with	Time	During Past Five	(including	Memberships Held
Name, Address and Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup: Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2005, and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until the next year and until their successors are duly elected and qualified.

(2)	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      39

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

40     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Dividend Reinvestment Plan (unaudited)

    Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

   Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.
   The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.
   The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.
   There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
   The receipt of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      41

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2005:

Record Date:	12/7/2004
Payable Date:	12/17/2004

Long-Term Capital Gain Dividend	$0.078000

Please retain this information for your records.

42     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

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Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
Chairman

Peter J. Wilby, CFA
President

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

James E. Craige, CFA
Executive Vice President

Thomas K. Flanagan, CFA
Executive Vice President

Roger M. Lavan, CFA
Executive Vice President

Andrew Beagley
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR
Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

CUSTODIAN
State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBG

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 SBGANN 7/05 05-9114	Salomon Brothers
2008 Worldwide Dollar
Government Term Trust Inc.

This report is transmitted to the shareholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC- 0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, and (2) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2004 and July 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,000 in 2004 and $35,000 in 2005.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005. These services consisted of procedures performed in connection with the review and preparation of the agreed upon procedures performed in connection with the review and preparation of the agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,700 in 2004 and $5,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Auditor to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through July 31, 2004 and for the year ended July 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for both 2004 and 2005; Tax Fees were 100% for both 2004 and 2005; and Other Fees were 100% for both 2004 and 2005.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. during the reporting period were $6.4 million and $2.7 million for the years ended July 31, 2004 and July 31, 2005, respectively.
(h) Yes. The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:
Carol L. Colman Daniel P. Cronin Leslie H. Gelb William R. Hutchinson Riordan Roett Jeswald W. Salacuse
b)	Not applicable
ITEM 6.	SCHEDULE OF INVESTMENTS.
     Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.
In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.
In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.
CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.
ITEM 8.	[RESERVED]
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
None.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)	Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2005